                                                                    EXHIBIT 99.1

KATHRYN M.S. CATHERWOOD, STATE BAR # 131688
LUCE, FORWARD, HAMILTON & SCRIPPS, LLP
600 WEST BROADWAY, SUITE 2600
SAN DIEGO, CA  92101
Attorney for Debtor-In-Possession


                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF CALIFORNIA


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: JULY 2001

TO:      THE HONORABLE JUDGE MYERS
         UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: August 20, 2001
                                          S/ KATHRYN M.S. CATHERWOOD
                                          ------------------------------------
                                          Attorney for Debtor-In-Possession

                       UNITED STATES DEPARTMENT OF JUSTICE
                       OFFICE OF THE UNITED STATES TRUSTEE
                         SOUTHERN DISTRICT OF CALIFORNIA


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO.   7
FOR THE MONTH ENDING: JULY 31, 2001

                       I. CASH RECEIPTS AND DISBURSEMENTS
                             A. (GENERAL ACCOUNT *)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                         8,592,541.44

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                              8,492,911.22

3. BEGINNING BALANCE                                                                               99,630.22

4. RECEIPTS DURING CURRENT PERIOD

         ACCOUNTS RECEIVABLE - PRE-FILING                                                               0.00
         ACCOUNTS RECEIVABLE - POST-FILING                                                              0.00
         GENERAL SALES                                                                          2,374,017.23
         OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees                                 152,974.45
         OTHER ** (SPECIFY)

                                            TOTAL RECEIPTS THIS PERIOD                          2,526,991.68

5. BALANCE:                                                                                     2,626,621.90

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                              1,907,896.88
         (Total from Page 2)

7. ENDING BALANCE                                                                                 718,725.02


8. GENERAL ACCOUNT NUMBER                              0700494381
   DEPOSITORY NAME AND LOCATION                        Union Bank of California
                                                       445 South Figueroa St.,
                                                       Los Angeles, CA 90051


* ALL RECEIPTS MUST BE DEPOSITED INTO THE GENERAL ACCOUNT
** INCLUDE THE RECEIPTS FROM THE SALE OF ANY REAL OR PERSONAL PROPERTY OUT OF THE ORDINARY COURSE OF BUSINESS; ATTACH AN EXHIBIT SPECIFYING WHAT WAS SOLD, TO WHOM, TERMS, AND DATE OF COURT ORDER OR REPORT OF SALE.

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

DATE            #      PAYEE                      PURPOSE                             AMOUNT
  CHECKS
07/02/01      16780    Advanced Concession        Repairs & Maintenance               150.00
                       Machines

07/02/01      16781    Armored Transport          Security                            161.25

07/02/01      16782    Coudures Family Limited    Rent                             40,321.79

07/02/01      16783    D.C. Electronics Two, Inc. Repairs & Maintenance               215.00

07/02/01      16784    Door Service & Repair      Repairs & Maintenance               224.50

07/02/01      16785    Firemaster San Diego       Repairs & Maintenance               424.06
                       Region

07/02/01      16786    Janitorial Maintenance     Janitorial                          800.00

07/02/01      16787    Max Reynolds               Repairs & Maintenance               737.38

07/02/01      16788    Mission Grove Theater      Rent                             64,443.41

07/02/01      16789    Mission Grove Theater II   Rent                             32,355.40

07/02/01      16790    Oceanside Mission Mkt      Rent                             66,947.53
                       Place

07/02/01      16791    Optimal Integrated         Computer supplies/Maint              50.00
                       Solutions

07/02/01      16792    Pacific Bell               Telephone                            28.41

07/02/01      16793    Paramount Pictures         Film Payable                      1,050.00

07/02/01      16794    Plush Appeal, L.L.C.       Projection supplies               1,103.60

07/02/01      16795    Printex Business Solutions Printing                            295.03

07/02/01      16796    Redevelopment Agency City  Rent                             82,000.00
                       of

07/02/01      16797    R & J Fial Enterprises     Laundry & Uniforms                   38.98

07/02/01      16798    Roberta Lathan             Travel                               10.00

07/02/01      16799    San Diego Gas & Electric   Utilities                         9,464.64

07/02/01      16800    Sky Courier                Film Transport                       36.40

07/02/01      16801    Solomon Friedman           Co Op Advertising                   200.00

07/02/01      16802    Solveig E. Kelly           Travel                               16.00

07/02/01      16803    Structural Termite and     Repairs & Maintenance                85.00
                       Pest

07/02/01      16804    United Title Company       Rent                              4,983.30

07/02/01      16805    Verizon California         Telephone                           344.03

07/02/01      16806    Vision Svc Plan            Emp. Benefits                       375.18

07/02/01      16807    Warner Bros                Film Payable                        400.00

07/02/01      16808    Waxie Sanitary Supply      Concessions supplies              6,001.21

07/02/01      16809    Airgas                     Concessions supplies                 87.07

07/02/01      16810    Heritage Foods             Concessions supplies              1,902.47

07/05/01      16811    Lions Gate                 Film Payable                      8,232.55

07/05/01      16812    MGM Films                  Film Payable                      3,684.67

07/06/01      16813    Airborne Express           Film Transport                      127.40

07/06/01      16814    City of Riverside          Utilities                           165.84

07/06/01      16815    CTSNET Internet Services   Computer                            274.95

07/06/01      16816    Energi                     Outside Services                    154.50

07/06/01      16817    Hand Dryer Dist.           Janitorial supplies                 960.00



                                                                    Page 3 of 17

07/06/01      16818    Max Reynolds               Repairs & Maintenance               450.00

07/06/01      16819    National Screen Service    Accrued Advertising                  29.98

07/06/01      16820    Paramount Pictures         Film Payable                        603.00

07/06/01      16821    Redevelopment Agency City  Rent                             12,500.00
                       of

07/06/01      16822    Reel Source, Inc.          Outside Services                    175.00

07/06/01      16823    San Diego County Tax       Prepaid Prop Tax                      8.92
                       Collector

07/06/01      16824    Staples Credit Plan        Office Supplies                     459.45

07/06/01      16825    Structural Termite and     Repairs & Maintenance                85.00
                       Pest

07/06/01      16826    United Handicap Assembled  Office Supplies                     203.18
                       Prod

07/06/01      16827    Universal Pictures         Film Payable                      3,313.92

07/06/01      16828    W.K. Graff Co.             Repairs & Maintenance               406.16

07/06/01      16829    Heritage Foods             Concessions supplies                318.02

07/11/01      16830    MGM Films                  Film Payable                        615.38

07/12/01      16831    Airborne Express           Film Transport                      728.00

07/12/01      16832    Allen Elrod                Travel                              658.34

07/12/01      16833    AON Risk                   Insurance                           514.00

07/12/01      16834    Armored Transport          Security                            905.69

07/12/01      16835    Box Office Magazine        Advertising                          40.00

07/12/01      16836    Brake Water Transport,     Film Transport                    1,299.90
                       Inc.

07/12/01      16837    Chamber of Commerce        Dues & Subscriptions                325.00
                       Riverside

07/12/01      16838    City of Riverside          Utilities                        16,562.19

07/12/01      16839    County of San Diego        Dues & Subscriptions                100.00

07/12/01      16840    Eastern Municipal Water    Water, etc.                         140.38

07/12/01      16841    Janitorial Maintenance     Janitorial                       18,620.00

07/12/01      16842    JLA Credit Corporation     Trash, etc.                       3,260.02

07/12/01      16843    Manulife Financial         Emp. Benefits                     2,626.10

07/12/01      16844    National Screen Service    Accrued Advertising                  29.98

07/12/01      16845    North County Times         Advertising                       1,784.70

07/12/01      16846    Pacific Bell               Telephone                         1,360.83

07/12/01      16847    Proctor Companies          R&M Concessions                      94.44

07/12/01      16848    Prudential                 Emp. Benefits                     1,497.21

07/12/01      16849    Reel Source, Inc.          Outside Services                    175.00

07/12/01      16850    Riverside County Treasurer Prepaid Prop Tax                 42,683.56

07/12/01      16851    San Bernardino County Sun  Advertising                       4,837.54

07/12/01      16852    Structural Termite and     Repairs & Maintenance                85.00
                       Pest

07/12/01      16853    Union Tribune              Advertising                         956.60

07/12/01      16854    Warner Bros                Film Payable                        183.12

07/12/01      16855    Waxie Sanitary Supply      Concessions supplies              1,254.53

07/12/01      16856    Western Municipal Water    Water, etc.                         467.79
                       Dist.

07/12/01      16857    W.K. Graff Co.             Repairs & Maintenance               407.50

07/12/01      16858    Kim Zolna                  Travel                              238.77

07/12/01      16859    Airgas                     Concessions supplies                 50.00


                                                                    Page 4 of 17

07/12/01      16860    Heritage Foods             Concessions supplies              1,873.45

07/12/01      16861    CinemaStar Luxury Theaters Petty Cash                          695.25

07/12/01      16862    Crown Point Design &       Uniforms                            512.25
                       Embroider

07/12/01      16863    The Press Enterprises Co.  Advertising                      11,899.36

07/12/01      16864    Prudential                 Emp. Benefits                       241.89

07/18/01      16865    Keystone Releasing         Film Payable                        215.26

07/19/01      16866    Accountants on Call        Temporary Services                1,800.00

07/19/01      16867    Airborne Express           Film Transport                      309.40

07/19/01      16868    American Express           Travel                              190.79

07/19/01      16869    AON Risk                   Insurance                        11,580.00

07/19/01      16870    Armored Transport          Security                             36.10

07/19/01      16871    Business Office            Equipment                           597.70
                       Communications

07/19/01      16872    Cinema Equipment sales     Repairs & Maintenance               590.52

07/19/01      16873    City of Oceanside          Trash, etc.                       1,852.75

07/19/01      16874    City of San Bernardino     Trash, etc.                       1,421.91

07/19/01      16875    Continental Stock Transfer Outside Services                    553.47

07/19/01      16876    James C. Cowan             Security Services                   129.00

07/19/01      16877    Crown Point Design &       Uniforms                            337.61
                       Embroider

07/19/01      16878    CR&R Inc.                  Utilities                         1,288.78

07/19/01      16879    Inland Lighting Supplies,  Repairs & Maintenance               829.52
                       Inc.

07/19/01      16880    JSA Publishing             Advertising                         400.00
                       Consultants Inc.

07/19/01      16881    Kombiz Lavasany            Travel                              113.03

07/19/01      16882    Los Angeles Times          Dues & Subscriptions                 48.00

07/19/01      16883    Manulife Financial         Emp. Benefits                     3,242.88

07/19/01      16884    McCann-Erickson, Inc.      Film payable                        138.30

07/19/01      16885    McCormack Auction Co. Inc. Equip Storage                       800.00

07/19/01      16886    Monster.Com                Advertising                         295.00

07/19/01      16887    North County Times         Advertising                       2,528.62

07/19/01      16888    Otis Spunkmeyer, Inc.      Concession Cost                     293.00

07/19/01      16889    Pacific Bell               Telephone                           369.90

07/19/01      16890    Pure Flo Water             Water, etc.                          31.63

07/19/01      16891    Quiel Bros. Sign Co., Inc. Advertising                         610.48

07/19/01      16892    R & J Fial Enterprises     Janitorial Contract                  71.12

07/19/01      16893    Schult Industries Inc.     Operating Supplies                  426.76

07/19/01      16894    Scott Slotkin              Other Advertising                   148.56

07/19/01      16895    Southern California Edison Utilities                        35,160.12

07/19/01      16896    Structural Termite and     Repairs & Maintenance                85.00
                       Pest

07/19/01      16897    Verizon California         Telephone                           590.30

07/19/01      16898    Warner Bros                Film Payable                        738.25

07/19/01      16899    Heritage Foods             Concessions supplies              1,123.86

07/19/01      16900    California Choice Benefit  Emp. Benefits                     7,236.29
                       Admin


                                                                    Page 5 of 17

07/19/01      16901    The Guardian               Advertising                       1,253.97

07/25/01      16902    Airborne Express           Film Transport                      200.20

07/25/01      16903    E. Alejandre               Tuition Reimb.                      332.30

07/25/01      16904    AON Risk                   Insurance                           514.00

07/25/01      16905    Dreamworks Distribution    Film Payable                      8,119.31

07/25/01      16906    Firemaster San Diego       Repairs & Maintenance               189.72
                       Region

07/25/01      16907    V. Johnson                 Travel                               53.87

07/25/01      16908    Optimal Integrated         Computer supplies/Maint              50.00
                       Solutions

07/25/01      16909    R.E. Ross                  Repairs & Maintenance               428.46

07/25/01      16910    R. & J. Fial               Repairs & Maintenance                48.70

07/25/01      16911    Schult Industries Inc.     Operating Supplies                  375.00

07/25/01      16912    Solomon Friedman           Co Op Advertising                   100.00

07/25/01      16913    Staples Credit Plan        Office Supplies                     189.21

07/25/01      16914    Star Trak                  Video Game COS                    3,194.20

07/25/01      16915    Structural Termite and     Repairs & Maintenance               255.00
                       Pest

07/25/01      16916    Treasurer - Tax Collector  Property Tax                     55,206.93

07/25/01      16917    Roy M. Van Asch            Janitorial                        1,875.80

07/25/01      16918    Warner Bros                Film Payable                        700.00

07/25/01      16919    Waxie Sanitary Supply      Janitorial supplies               8,387.25

07/25/01      16920    Proctor Companies          R&M Concessions                     299.62

07/25/01      16921    Staples Credit Plan        Office Supplies                     266.47

                                                                                                      623,351.87

WIRE
TRANSFERS

07/05/01       326     20th Century Fox           Film Payable                      2,315.20

07/05/01       327     Buena Vista                Film Payable                     55,785.67

07/05/01       328     Dream Works Distribution,  Film Payable                     21,935.08
                       LLC

07/05/01       329     Paramount Pictures         Film Payable                    100,405.18

07/05/01       330     Universal Film Exchanges   Film Payable                      2,678.38

07/05/01       331     Warner Brothers            Film Payable                      5,763.83

07/06/01       332     Pepsi-Cola Company         Concession supplies               6,910.52

07/06/01       333     Metropolitan Provision     Concession supplies              13,851.22

07/09/01       334     Sony Pictures              Film Payable                     65,000.00

06/30/01       335     June payment - Sony        Film Payable                     -
                       Pictures

07/11/01       336     20th Century Fox           Film Payable                     56,983.55

07/11/01       337     Buena Vista                Film Payable                     23,132.84

07/11/01       338     Dream Works Distribution,  Film Payable                     11,128.94
                       LLC

07/11/01       339     Paramount Pictures         Film Payable                     27,096.83

07/11/01       340     Universal Film Exchanges   Film Payable                     96,508.13

07/11/01       341     Warner Brothers            Film Payable                     45,690.41

07/12/01       342     Pepsi-Cola Company         Concession supplies               8,055.51

07/12/01       343     Metropolitan Provision     Concession supplies              19,391.37

07/17/01       344     Sony Pictures              Film Payable                     90,000.00

07/18/01       345     20th Century Fox           Film Payable                     32,614.28



                                                                    Page 6 of 17

07/18/01       346     Buena Vista                Film Payable                     24,888.34

07/18/01       347     Dream Works Distribution,  Film Payable                      7,230.48
                       LLC

07/18/01       348     Paramount Pictures         Film Payable                     15,502.10

07/18/01       349     Universal Film Exchanges   Film Payable                     42,794.48

07/18/01       350     Warner Brothers            Film Payable                     72,516.61

07/19/01       351     Pepsi-Cola Company         Concession supplies               6,035.67

07/19/01       352     Metropolitan Provision     Concession supplies              15,333.50

07/25/01       353     Buena Vista                Film Payable                     10,088.23

07/25/01       354     Dreamworks                 Film Payable                      2,991.71

07/25/01       355     Fox                        Film Payable                     39,982.52

07/25/01       356     Miramax                    Film Payable                     54,048.05

07/25/01       357     Paramount                  Film Payable                      4,121.26

07/25/01       358     Universal                  Film Payable                     16,694.33

07/25/01       359     Warner Bros.               Film Payable                     22,180.33

07/26/01       360     Pepsi-Cola Company         Concession supplies               9,475.20

07/26/01       361     Metropolitan Provision     Concession supplies              12,898.08
                                                                                                    1,042,027.83

DIRECT DEBITS TO UNION BANK OF CALIFORNIA ACCT # 0700494381

   07/02/01            UBOC transfer (Principal + Interest)                        51,186.58

   07/06/01            ADP fees                                                        53.76

   07/13/01            ADP fees                                                       583.89

   07/25/01            Postage Online                                                 300.00

   07/25/01            Bank Fees                                                    1,552.54

   07/27/01            Wire Sales Tax Payment                                      11,665.00

   07/27/01            ADP fees                                                       745.46

   07/31/01            UBOC transfer (Principal + Interest)                        50,153.43

   07/31/01            Bank Fees                                                    6,050.45

                       Checked 16529 voided                                          -203.18

                                                                                                      122,087.93
DISBURSEMENTS FOR CINEMAS
   07/13/01   11621                                                                   429.25
                                                                                                          429.25


INTERCOMPANY TRANSFERS
   07/18/01            To UBOC Acct. #            Payroll                         120,000.00
                       07007494365

                                                                                                      120,000.00

TOTAL ACCOUNTS PAYABLE DISBURSEMENTS                                                                1,907,896.88

                              B. (PAYROLL ACCOUNT)


1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                         1,285,535.93

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                              1,225,554.20

3. BEGINNING BALANCE                                                                               59,981.73

4. RECEIPTS DURING CURRENT PERIOD                                                                 120,000.00
         TRANSFERRED FROM GENERAL ACCOUNT

5. BALANCE:                                                                                       179,981.73

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                232,670.43

7. ENDING BALANCE                                                                                (52,668.70)


8. PAYROLL ACCOUNT NUMBER                               07007494365
   DEPOSITORY NAME AND LOCATION                         Union Bank of California
                                                        445 South Figueroa St.,
                                                        Los Angeles, CA 90051

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)


     JULY 6, 2001  PAYROLL RUN - SUMMARY OF EXPENSE
                  Wages Earned - Normal Recurring                                    78,656.06
                  Wages Earned - Adjustments & Voids                                  1,722.76
                  Wage Garnishments                                                      27.23
                  Federal IncomeTaxes                                                10,122.46
                  Social Security                                                    12,718.44
                  Medicare                                                            2,974.41
                  State Unemployment Taxes - Employer                                 1,847.94
                  Federal Unemployment Taxes                                            476.89
                  State Unemployment Taxes - Employee                                   881.49
                  State Income Taxes                                                  1,616.88
                                                                                    111,044.56
     JULY 6, 2001 PAYROLL RUN - SUMMARY OF DISBURSEMENTS
                  ADP Checks Issued [Net salary plus tax]                           110,914.22
                  Manual Checks, etc.                                                   130.34
                                                                                                      111,044.56

    JULY 20, 2001  PAYROLL RUN - SUMMARY OF EXPENSE
                  Wages Earned - Normal Recurring                                    83,523.31
                  Wages Earned - Adjustments & Voids                                  2,556.46
                  Wage Garnishments                                                      27.23
                  Federal IncomeTaxes                                                11,617.13
                  Social Security                                                    13,864.88
                  Medicare                                                            3,242.69
                  State Unemployment Taxes - Employer                                 1,911.57
                  Federal Unemployment Taxes                                            493.31
                  State Unemployment Taxes - Employee                                   961.13
                  State Income Taxes                                                  2,045.05
                                                                                    120,242.76
    JULY 20, 2001 PAYROLL RUN - SUMMARY OF DISBURSEMENTS
                  ADP Checks Issued [Net salary plus tax]                           116,710.31
                  Manual Checks Issued                                                3,532.45
                                                                                                      120,242.76

     JULY 6, 2001 ADP Processing Fees                                                                      53.76
     JULY 6, 2001 ADP Processing Fees                                                                     583.89
    JULY 27, 2001 ADP Processing Fees                                                                     745.46

TOTAL PAYROLL ACCOUNT DISBURSEMENTS                                                                   232,670.43

                                B. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                                                98,000.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS                                     70,765.29

3. BEGINNING BALANCE                                                                               27,234.71

4. RECEIPTS DURING CURRENT PERIOD
         TRANSFERRED FROM GENERAL ACCOUNT                                                               0.00

5. BALANCE:                                                                                        27,234.71

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
   Date: 7/20/01, wire transfer, To: CA State Board of Equalization                                11,665.00

                                                       TOTAL DISBURSEMENTS THIS PERIOD             11,665.00

7. ENDING BALANCE                                                                                  15,569.71


8. TAX ACCOUNT NUMBER                                   02180038712
   DEPOSITORY NAME AND LOCATION                         Union Bank of California
                                                        445 South Figueroa St.,
                                                        Los Angeles, CA 90051


                           D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD

         GENERAL ACCOUNT                                                                          718,725.02
         PAYROLL ACCOUNT                                                                         (52,688.70)
         TAX ACCOUNT                                                                               15,569.71
         OTHER ACCOUNTS *:                                                                      2,615,511.95
         OTHER MONIES *:                                                                                0.00
         PETTY CASH **                                                                                  0.00

TOTAL CASH AVAILABLE                                                                            3,297,117.98


* SPECIFY THE FUND AND THE TYPE OF HOLDING (I.E., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.) AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER

** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS

NOTE: ATTACH COPIES OF ALL MONTHLY ACCOUNTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT

                  OTHER ACCOUNTS (SUPPLEMENT TO SCHEDULE I.D.)

BANK / ACCOUNT TYPE                                                   Account #               Balance
================================================================ ===================== ======================

BANK OF AMERICA
  Master Concentration                                               14501-09188                        0.00
  Merchant                                                           14501-09189                        0.00
  Moviefone                                                          14502-09192                        0.00

UNION BANK OF CALIFORNIA
  Master Concentration                                               0700494-349                2,437,665.47
  FOB Cinemastar Luxury Cinemas, Inc.                                0700494-373                    2,104.46
  Merchant                                                           0700494-357                  175,742.02
  Moviefone                                                          0700494-146                        0.00

Total                                                                                           2,615,511.95

              II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
                    AND OTHER PARTIES TO EXECUTORY CONTRACTS


   CREDITOR, LESSOR, ETC.    FREQUENCY OF PAYMENTS   AMOUNT OF PAYMENT       POST-PETITION           TOTAL DUE
                                   (Mo./Qtr.)                              PAYMENTS NOT MADE
                                                                                (NUMBER)
---------------------------------------------------------------------------------------------------------------------
Oceanside Mission Market            Monthly                   $57,678.10           0                   $0.00
Place (Lessor MM 13 Theater)

Coudres Family Ptrship              Monthly                   $35,740.55           0                   $0.00
(Lessor PR 10 Theater)

MDA - San Bernardino                Monthly                   $96,851.61           0                   $0.00
(Lessor SB20 Thtr)

Mission Grove Theater               Monthly                   $89,050.40           0                   $0.00
Properties I&II (Lessor MG
18 Theater)

United Title Company                Monthly                    $4,983.40           0                   $0.00
(Lessor - Corp Offices)

Union Bank of California            Monthly                   $57,472.22           0                   $0.00
($2,000,000 loan, principal
and interest)

Midland Loan Services               Monthly                   $17,646.36           7                 $17,646.36
(Mortgage Note on Chula
Vista Property)


                              III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
         GROSS SALES SUBJECT TO SALES TAX                                                         300,394.07
         TOTAL WAGES PAID                                                                         231,287.32

                                         TOTAL POST-PETITION      AMOUNT DELINQUENT       DATE DELINQUENT
                                            AMOUNTS OWING                                   AMOUNT DUE
======================================= ======================= ====================== ======================

FEDERAL WITHHOLDING
STATE WITHHOLDING
FICA-EMPLOYER'S SHARE
FICA - EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE                                        22,529.58                   0.00
REAL PROPERTY                                        17,445.59              17,445.59         4/10/01
OTHER (SPECIFY)

TOTAL                                                39,975.17              17,445.59

              IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

                                   ACCOUNTS PAYABLE *                      ACCOUNTS RECEIVABLE
                                  (POST-PETITION ONLY)
                                                                  Pre-Petition            Post-Petition
============================ =============================== ======================== =======================
30 days or less                                   97,332.39
31-60 days                                           575.72
61-90 days
91-120 days
Over 120 days
TOTALS:                                           97,908.11


                              V. INSURANCE COVERAGE

                          NAME OF CARRIER     AMOUNT OF COVERAGE    POLICY EXPIRATION       PREMIUM PAID
                                                                           DATE               THROUGH:
======================= ===================== ==================== ===================== ====================
General Liability       Royal Insurance of        $2,000,000             10/14/01              8/14/01
                        America

Umbrella Liability      St. Paul's                $10,000,000            10/14/01              8/14/01
                        Insurance Company

Automobile Liability    Royal Insurance of        $1,000,000             10/14/01              8/14/01
                        America

Directors & Officers    National Union Fire       $5,000,000             6/20/01               8/31/01
Liability               Insurance Company

Workers Compensation    State (of CA)              Variable                n/a                 7/31/01
                        Compensation
                        Insurance Fund

Property                Royal Insurance of        $35,212,960            10/14/01              8/14/01
                        America

Vacant Property         Royal Indemnity           $1,500,000             12/14/01              8/14/01
                        Company

Foreign Package         ACE USA                   $1,000,000             10/15/01              8/14/01


                    VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                (TOTAL PAYMENTS)

   Qtrly Period           Total           Qtrly Fees       Date Paid        Amount Paid     Qtrly Fee Still
      Ending          Disbursements                                                              Owing
     3/31/01              3,552,815.00        8,000.00      5/17/01               8,000.00              0.00
     6/30/01              4,473,768.00        8,000.00      7/11/01               8,000.00              0.00


* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

               VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                                                     CUMULATIVE
                                                          CURRENT MONTH           POST-PETITION
Admission Revenue                                             1,685,305                7,735,352
Concession Revenue                                              671,572                3,058,214
Video Revenue                                                    34,506                  153,767
Screen Advertising                                               10,366                   61,557
Other Revenues                                                    1,903                   19,500
-------------------------------------------------------------------------------------------------
Theater Revenue                                               2,403,652               11,028,390

Film Rental Expense                                             856,324                4,056,692
Concession COGS                                                  93,778                  434,224
-------------------------------------------------------------------------------------------------
Theater Cost of Goods Sold                                      950,101                4,490,917

-------------------------------------------------------------------------------------------------
Theater Gross Margin                                          1,453,550                6,537,473
-------------------------------------------------------------------------------------------------

Salaries                                                        189,809                  999,373
Payroll Taxes                                                    19,477                  108,907
Rent Expense                                                    268,111                1,997,015
CAM Expense                                                      31,257                  220,982
Utility Expense                                                  80,718                  445,100
Advertising Expense                                              18,900                  139,422
Co-op Advertising Expense                                        11,017                   50,669
Repairs & Maint Expense                                           8,604                   81,940
Janitorial Services                                              23,541                  155,287
Janitorial Supplies Expense                                      10,553                   48,581
Insurance Expense                                                21,288                  132,990
Property Taxes                                                    9,409                  177,435
Security Expense                                                  3,840                   28,165
Travel & Entertainment                                              410                    2,998
Vehicle Expense                                                       0                        0
Supplies Expense                                                  6,779                   56,894
Banking Fees                                                      7,629                   50,225
Equipment Rental Expense                                          3,325                   10,557
Outside Services Expense                                              0                        7
Other Theater Expense                                             1,061                   48,095
Pre-Opening Expense                                                   0                        0
-------------------------------------------------------------------------------------------------
Theater Operating Expenses                                      715,726                4,754,640

-------------------------------------------------------------------------------------------------
Operating Income                                                737,824                1,782,833
-------------------------------------------------------------------------------------------------

General & Administrative Expenses                                52,767                  541,661
Deprec & Amortization                                           209,927                1,504,639
Interest Expense                                                 42,955                  324,397
Interest/Dividend Income                                            (0)                 (16,913)
Taxes                                                               482                    3,371
Non-Recurring Income/Expense                                        800                  607,968
-------------------------------------------------------------------------------------------------
Non-Operating (Income)/Expense                                  306,932                2,965,123

-------------------------------------------------------------------------------------------------
Net Income                                                      430,892              (1,182,289)
=================================================================================================

                    VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

                                                                        CURRENT MONTH END
Cash                                                                          2,746,658
Accts Receivable                                                                  4,525
Conc Inventory                                                                   50,902
Concession Rebates                                                                7,290
Supplies Inventory                                                                9,777
Prepaids                                                                        608,453
----------------------------------------------------------------------------------------
Current Assets                                                                3,427,606

Fixed Assets                                                                 23,296,346
Accumulated Depreciation                                                   (13,596,711)
----------------------------------------------------------------------------------------
Net Fixed Assets                                                              9,699,635

Deposits-Leases                                                                  43,789
Deposits-Concession                                                               1,165
Deposits                                                                            200
Investment CLT SA de CV                                                          22,875
Investment in Mexico                                                            339,643
Goodwill - Mexico                                                             (148,219)
----------------------------------------------------------------------------------------
Other Assets                                                                    259,453

----------------------------------------------------------------------------------------
Assets                                                                       13,386,694
========================================================================================

Accounts Payable                                                              2,351,339
Accrued Payroll                                                                 314,078
Other Accruals                                                                  775,909
Deferred Revenue                                                                479,696
Concession Advances                                                               3,705
Short Term Notes Payable                                                              0
----------------------------------------------------------------------------------------
Current Liabilities                                                           3,924,727

Capital Leases                                                                 (10,401)
Credit Facility Debt                                                          1,975,000
Notes Payable                                                                 1,717,721
----------------------------------------------------------------------------------------
Debt and Capital Leases                                                       3,682,321

Deferred Rent Accrual                                                         4,212,379
Intercompany Accounts                                                         2,201,449
----------------------------------------------------------------------------------------
Long-Term Liabilities                                                         6,413,828

Common Stock                                                                     62,892
Additional Paid In Capital                                                   29,642,292
Treasury Stock                                                                        0
Retained Earnings                                                          (26,278,047)
Current Year Retained Earnings                                              (4,061,318)
Current Year Dividends                                                                0
----------------------------------------------------------------------------------------
Shareholders' Equity                                                          (634,181)

----------------------------------------------------------------------------------------
Liabilities & Equity                                                         13,386,694
========================================================================================

              STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)

                                                                                   CURRENT MONTH
CASH FLOW FROM OPERATIONS
Net Income / (Loss)                                                                     430,892
Depreciation & Amortization                                                             209,927
Non-Cash Loss on Sale of Equipment                                                            0
Deferred Rent                                                                            13,950
Changes in Operating Assets & Liabilities:
   Change in Current Assets                                                           (237,976)
   Change in Other Assets                                                                 (175)
   Change in Accounts Payable                                                             9,420
   Change in Other Liabilities                                                           93,793
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Operations                                             519,832

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property                                                                      (598)
Sale of Property                                                                              0
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Investing Activities                                     (598)

CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations                                            (35,000)
Proceeds from Debt Issuance / Drawdown                                                        0
Proceeds from Issuance of Common Stock                                                        0
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Financing Activities                                  (35,000)

------------------------------------------------------------------------------------------------
Net Increase / (Decrease) in Cash                                                       484,234
------------------------------------------------------------------------------------------------

Beginning of Period Cash Balance                                                      2,262,424
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
End of Period Cash Balance                                                            2,746,658
================================================================================================

                                IX. QUESTIONNAIRE


1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

         No X
         Yes
         Explain:

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

         No X
         Yes
         Amount, to whom, and for what period:

3. State what progress was made during the reporting period toward filing a plan of reorganization: The second amended plan of reorganization and first amended disclosure statement was filed July 31, 2001. A confirmation hearing has been scheduled for September 12, 2001.

4. Describe potential future events which may have a significant impact on the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report?

         No X
         Yes
         If yes, please set forth the amounts and the source of the income.


I, DONALD H. HARNOIS, JR., CHIEF FINANCIAL OFFICER, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

DATE: AUGUST 20, 2001
                                            S/ DONALD H. HARNOIS, JR.
                                            --------------------------
                                            Principal for debtor-in-possession